Exhibit 10.14

[*****] in this exhibit indicates that a confidential portion of the exhibit has been omitted; such portion has been filed separately with the Securities and Exchange Commission.

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SOLICITATION, OFFER AND AWARD	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING	PAGE OF PAGES 1 | 52

2. CONTRACT (Proc. Inst. Ident.) NO. HM1573-04-C-0014	3. SOLICITATION NO. HM1573-04-R-002	4. TYPE OF SOLICITATION ☐SEALED BID (IFB) ☑ NEGOTIATED (RFP)	5. DATE ISSUED 15 April 2004	6. REQUISITION/PURCHASE NO.

7. ISSUED BY CODE	8. ADDRESS OFFER TO (If other than item 7)
NATIONAL GEOSPATIAL-INTELLIGENCE AGENCY ATTN: [*****] 4600 Sangamore Rd. Bethesda, MD 20816-5003 Phone: [*****]

NOTE: In sealed bid solicitation “offer” and “offeror” mean “bid” and “bidder”.

SOLICITATION

9. Submit offer as detailed in section L.9.

10. FOR INFORMATION CALL:	A. NAME: [*****]	B. TELEPHONE (NO OLLECT CALLS) NUMBER [*****]	1. E-MAIL ADDRESS	[*****]

11. TABLE OF CONTENTS

(x)	SEC.	DESCRIPTION	PAGE (S)	(x)	SEC.	DESCRIPTION	PAGE(S)
PART I — THE SCHEDULE				PART II — CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM		X	I	CONTRACT CLAUSES
X	B	SUPPLIES OR SERVICE AND PRICES/COSTS		PART III — LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACH.
X	C	DESCRIPTION/SPECS/WORK STATEMENT		X	J	LIST OF ATTACHMENTS
X	D	PACKAGING AND MARKETING		PART IV — REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE		X	K	REPRESENTATIONS, CERTIFICATIONS, AND
X	F	DELIVERIES OR PERFORMANCE				OTHER STATEMENTS OF OFFERORS
X	G	CONTRACT ADMINISTRATION		X	L	INSTRS., COND., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS		X	M	EVALUATION FACTORS FOR AWARD
OFFER (Must be fully completed by offeror)
NOTE: ITEM 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.
12.

13. DISCOUNT FOR PROMPT PAYMENT	10 CALENDAR DAYS	20 CALENDAR DAYS	30 CALENDAR DAYS	CALENDAR DAYS
	N/A %	N/A %	N/A %	N/A %

14. ACKNOWLEDGMENT OF AMENDMENTS	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE

(The offeror acknowledges receipt of amendments to the	01	5/21/04

solicitation and related documents) numbered and dated:	02	5/26/04

15A. NAME	CODE	1CGQ7	FACILITY	16. NAME AND TITLE OF PERSON AUTHORIZED
AND ADDRESS OF OFFEROR	ORBIMAGE Inc. 21700 Atlantic Blvd. Dulles, VA 20166 CAGE: 1FND1			TO SIGN OFFER (Type or print) Matthew O’Connell President and Chief Executive Officer

15B. TELEPHONE NO. (Include area code) 703 480 7524	15C. CHECK IF REMITTANCE ADDRESS ☐ IS DIFFERENT FROM ABOVE — ENTER SUCH ADDRESS	17. SIGNATURE	18. OFFER DATE September 27, 2004

AWARD (To be completed by Government)

19. ACCEPTED AS TO ITEM NUMBERED	20. AMOUNT	21. ACCOUNTING AND APPROPRIATION
	$197,125,779.00	TBD

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	23. SUBMIT INVOICES TO ADDRESS SHOWN IN	ITEM
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )	See Section G

24. ADMINISTRATION BY (If other than Item 7) CODE	25. PAYMENT WILL BE MADE BY CODE

26. NAME OF CONTRACTING OFFICER (Type or print) [*****]	27. UNITED STATES OF AMERICA (Signature of Contracting Officer)	28. AWARD DATE

IMPORTANT — Award will be made on this form, or on the Standard Form 26, or by other authorized official written notice.

NSN 7540-01-152-8064 9-97)	STANDARD FORM 33
PREVIOUS EDITION NOT USABLE	Prescribed by GSA

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Part II Post-FOC Activities

SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS

Scope and Period of Performance. This is Firm-Fixed Price contract for the procurement of imagery and other items and is conducted pursuant to 10 USC Chapter 137. The period of performance of this Contract is from the beginning of the Post-FOC period as specified in the Statement of Work April 1, 2007 and for 18 months thereafter and estimated to conclude on September 30, 2008

B.1 Line Item 0001 — Post-FOC COMMERCIAL IMAGERY

The scope of effort for this firm-fixed price line item is defined in Statement of Work Section 4.2 and Appendix D. This effort is priced at the amount set forth below.

Total FFP: $197,125,779

Funds are not presently available for the full amount of CLIN 0001. The Government intends to incrementally fund CLIN 0001. The Government’s and the Contractor’s continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such task orders and until the Contractor receives notice of such availability in writing from the Contracting Officer.

B.2 Government Option 1

The Contracting Officer may exercise Option 1 at any time by written notice to the Contractor not less than sixty (60) days in advance of the option period of performance start date. Exercise and performance of this option is subject to the availability of funding. In the event funds are not available at option exercise, the following terms and conditions apply: “Funds are not presently available for this option. The Government’s and the Contractor’s obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance may arise until funds are made available to the Contracting Officer for such option and until the Contractor receives notice of such availability in writing by the Contracting Officer.”

Line Item 0002 — Government Option 1: IMAGERY DERIVED PRODUCTS AND SERVICES

The scope of effort for this line item is defined in Statement of Work appendix E. This effort is estimated at the amount set forth below.

Minimum Amount: $0
Maximum Amount: $150,000,000 During Post-FOC Period

Estimated Amount: $75,000,000 per year (see note 1) (see note 2)

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Note 1: Line Item 0002 funding is in addition to Line Item 0001.
Note 2: Line Item 0002 funding estimates are for Imagery Derived Products and Services cited in Table 4-6 of the Cost/Price Volume: Geopositioning, CIB-1, CIB-5, DPPDB, Image City Maps (ICM), and Orthorectified Mosaics.

Line Item 0002 is an indefinite-quantity line item for the supplies or services. Prices are specified in the Statement of Work, and are effective for the entire period of performance. Delivery or performance shall be made only as authorized by orders issued in accordance with the Statement of Work, Section C. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in Line Item 0002 up to and including the amount designated as the “maximum.” The Government has no minimum order obligations. Except for the limitations in the value specified as the maximum amount, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

B.3 Total Contract Price/Total Contract Funding

Line Item	Maximum Total		Obligated	Unfunded
#	Price	Current Total Price	Amount	Amount
0001	$197,125,779	$197,125,779	$0	$[fill-in]
0002	$150,000,000	$150,000,000	N/A	N/A
Total	$347,125,779	$347,125,779	$0	$[fill-in]

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SECTION C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C.1 — Statement of Requirements

The Contractor shall provide all personnel, materials, and facilities to furnish the items specified in Section B of this contract in accordance with the Statement of Work dated September 27, 2004.

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SECTION D — PACKAGING AND MARKING

D.1 Packaging and Marking Instructions Preservation, Packaging, Packing, and Marking of Shipments (Commercially Packaged Items)

Packing, packaging, and marking shall be in accordance with Section C — Statement of Work. In the event such are not applicable, packing, packaging, and marking shall be in accordance with standard commercial practice for domestic shipment, as set forth in the Uniform Freight Classification for commercial practice, to assure arrival at destination in serviceable condition.

D.2 Prohibited Packing Materials

The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hygroscopic or non-neutral material) is prohibited.

D.3 Markings of Warranted Items

Each item covered by a warranty shall be stamped or marked as such. Where this is impracticable, written notice shall be attached to or furnished with the warranted item. Markings will state (i) substance of warranty, (ii) duration, and (iii) name of activity to be notified of defects. Electronic deliveries shall contain files describing the warranty.

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SECTION E — INSPECTION AND ACCEPTANCE

E.1 1 Inspection

The inspection or acceptance of work, accomplished and/or items produced or deliverable under this Contract shall be performed in accordance with the procedures and prerequisites as defined in Section C — Statement of Work and FAR 52.212-4(a).

E.2 Acceptance Period Unless notification of acceptance or rejection is received earlier, the Government acceptance shall be deemed to have occurred constructively at 30 days after receipt as defined in the Statement of Work.

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SECTION F — DELIVERIES OR PERFORMANCE

F.1 52.242-17 Government Delay of Work (Apr 1984)

(1) (a)
If the performance of all or any part of the work of this contract is delayed or interrupted (1) by an act of the Contracting Officer in the administration of this contract that is not expressly or impliedly authorized by this contract, or (2) by a failure of the Contracting Officer to act within the time specified in this contract, or within a reasonable time if not specified, an adjustment (excluding profit) shall be made for any increase in the cost of performance of this contract caused by the delay or interruption and the contract shall be modified in writing accordingly. Adjustment shall also be made in the delivery or performance dates and any other contractual term or condition affected by the delay or interruption. However, no adjustment shall be made under this clause for any delay or interruption to the extent that performance would have been delayed or interrupted by any other cause, including the fault or negligence of the Contractor, or for which an adjustment is provided or excluded under any other term or condition of this contract.

(b)
A claim under this clause shall not be allowed — (1) For any costs incurred more than 20 days before the Contractor shall have notified the Contracting Officer in writing of the act or failure to act involved; and

(c)	Unless the claim, in an amount stated, is asserted in writing as soon as practicable after the termination of the delay or interruption, but not later than the day of final payment under the contract.

F.2 Place of Performance

The principal place of performance under this Contract shall be the Contractor’s facility located at 21700 Atlantic Blvd, Dulles, VA 20166.

F.3 Consignee and Address

In the event submitted items are classified TOP SECRET, SI/TK or other compartmented categories they shall be sent through Government approved courier channels to:

[*****]

Other agreement documentation or non-compartmented classification through SECRET may be forwarded by registered mail to:

[*****]

F.4 Personal Delivery

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In the event any item under this Contract is personally delivered to the AOR or Contracting Officer, the Contractor shall obtain a signed receipt in duplicate from the AOR or Contracting Officer. One copy of the receipt shall be attached to the Contractor’s invoice submitted for payment for such item(s). Failure to do so may result in delayed payment.

F.5 Term of this Contract

This Contract commences upon execution and is estimated to continue through 30 September 2008. Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this Article. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.

F.6 Place of Delivery: Destination

The articles to be furnished hereunder shall be delivered in accordance with the instructions of the NextView Contracting Officer or as designated at the time or tasking.

F.7 52.242-15 Stop Work Order	(Aug 1989)

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SECTION G — CONTRACT ADMINISTRATION DATA

G.1 Authority and Designation of a Contracting Officer’s Representative (COR)

(a) Authority. Performance of this Contract is subject to the technical guidance and review of the Contracting Officer or the designated representative. As used herein, “technical guidance” is restricted to scientific, engineering or other technical field of discipline matters directly related to the work to be performed. Such guidance may be provided for the purposes of filing in details, clarifying, interpreting or otherwise serving to accomplish the technical objectives and requirements of the Contract. In addition, and unless specified elsewhere in this Contract, the authority of the designated representative is specifically limited to the technical administration of this Contract and the inspection of supplies being produced, services being provided or work being performed to assess compliance with the scope, the Government’s estimated cost share, schedule and technical requirements of the Contract.

(b) Designation. Designation of a Contracting Officer’s Representative (COR) will be accomplished by issuance of a letter signed by the Contracting Officer. Two copies of the letter, with reference to this clause, will be provided to the Contractor. The Contractor will acknowledge both the receipt of the designation and its understanding of the limited authority specified herein, by signing and returning a copy of the letter to the address indicated.

(c) Notification. The Contracting Officer is the only representative of the Government authorized to negotiate, enter into, modify or take any other action with respect to this Contract. Therefore, no other employee or representative of the Government has the authority to initiate a course of action which may alter the terms of this Contract. All revisions to specifications, requirements or informal commitments that may involve a change in either the total cost/price, scope, delivery schedule or legal aspects of this Contract must be accomplished by change order or supplemental Contract, to be negotiated and signed by the Contracting Officer. Should any action by Government personnel (other that the Contracting Officer) imply a commitment on the part of the Government, which would effect the terms of this Contract, the Contractor must notify the Contracting Officer and obtain approval prior to proceeding. Otherwise, the Contractor proceeds at its own risk.

G.2 Novation/Change of Name Notification Requirement

(a) For the purposes of this Contract, any transfer of all or substantially all of the Contractor’s assets to a third party, or change to the Contractor’s name will be processed in a centralized manner. The Contractor shall notify the Contracting Officer of any such proposed change.

(b) The Contractor shall provide written notification to the staff via facsimile within (30) thirty days of any aforementioned changes. Along with details of the change, the notification shall provide a point of contact name, title, clearance level, and phone and fax numbers.

(c) After receiving this notification, the Contractor designee will receive a letter with instructions to assist in the preparation of the novation/change-of-name package. This Agency will typically recognize Other Government Agency

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(OGA) Agreements; however, we have unique security requirements that must be addressed prior to formally accepting these agreements.

(d) The Contractor is reminded that it must continue to invoice under its former name on existing agreements until this Agency accepts your novation and/or change-of-name agreement by issuance of a letter recognizing the agreement. In addition, the Contractor is NOT authorized to request changes to its banking information to recognize a successor company on existing agreements until this Agency accepts the Contractor’s novation and/or change-of-name agreement. Any delays in submitting the required information may impact the Contractor’s ability to invoice.

(e) A submission of a novation or name change agreement does not guarantee approval by this organization and if a change is deemed unacceptable, the Contractor will remain under contractual obligation to perform. The Contract may be terminated for reasons of default should the Contractor not perform.

G.3 52.232-33 Payments Electronic Funds Transfer — Central Contractor Registration (May 1999)

G.4 Contract Administration

The component listed in Block 7 of the face page of this contract will be the Contract Administration Office in performance of certain assigned contract administration functions of the Contracting Office in accordance with FAR 42.201. The Contract Administration Office (CAO) assigned responsibility for this contract will advise the Contractor of any necessary instructions and procedures to be followed in dealing with any applicable Government offices.

G.5 Remittance Address

     Wire payments should be sent to the benefit of: ORBIMAGE Inc.

21700 Atlantic Blvd
Dulles, VA
20166

ABA Routing:	026009593
BIC:	bofaus3n
Account Name:	Orbital Imaging Corporation
DUNS Number:	824842249
Account Number:	4122850189
Tax ID:	54-1660268

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G.6 Invoices

Invoices for Line Item 0001 shall be submitted on a monthly basis for the deliveries within the preceding month. At the same time as submittal of the original invoice, the Contractor shall send a copy of each invoice to:

Address

Contracting Officer: [*****]

Contracting Officer’s Representative (COR): [*****]

Payments for orders shall be made as follows:

(a)	Orders placed by the Government on the optional line items may utilize either credit card payment procedures or DFAS payment procedures. The determination regarding which method of payment will be used on individual orders will be made by the Government at the time of order issuance. The Government will suspend the use of credit card payment procedures upon a determination by the Contracting Officer that the Contractor is not in compliance with the instructions set forth below. The following specific instruction is provided for each of these payment procedures:

(i)	CREDIT CARD PAYMENT — Orders placed using credit card payment procedures will specify that credit card payment is authorized. The order will further specify the ordering Contracting Officer. All necessary credit card information will be provided in advance for Contractor use. The Contractor shall charge only the credit card of the ordering Contracting Officer.

The Contractor shall be responsible for ensuring that the Government order information is passed through the credit card information network and that the Contracting Officer receives the information. This information shall be entered and passed in accordance with the following example format:

AAxxxx	1, 2, 3, 4, 5

Where AAxxxx is the order number, ‘xxxx’ represents the four-digit suffix and ‘1, 2, 3, 4, 5’ represents order line item numbers under the order. Charges for multiple order line items will identify each line item separated by a comma with no spaces. The Contractor may charge for a single order

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line item or a combination of line items under the same order on a single credit card charge. When a partial delivery of an order line item number is authorized, the Contract may charge for partial delivery of an order line item.

The credit card charge and the order information passed through the credit card information network will represent the complete invoice. The Contractor shall not issue an additional invoice in any form separate from the credit card charging process.

(ii)	DFAS PAYMENT — Order utilizing DFAS as the payment office will specify the appropriate DFAS payment office if different from the DFAS office noted in this Contract. Copies of the invoice will be provided to the following individuals simultaneously:

(1) (2) (3)	Contracting Officer specified on each order DFAS office as specified on each order Receiving office as specified on each order

G.7 Advance Payment

Advance payment of 15% of the annual commitment under CLIN 0001 will be due at the beginning of each contract year of performance, 15 November, pending the Contracting Officer’s acceptance of the Contractor’s security for advance payments. The advance payment will be liquidated by invoicing 85% of the monthly invoice.

Advance payment of 15% of orders placed under CLIN 0002 will be due at the time of order placement. The Contractor shall coordinate with the Contracting Officer prior to the placement of any charges for advance payments. Subsequent to the processing of charges for any advance payment, the Contractor shall submit a signed certification containing the following information:

(1) Contractor name

(2) Contract and applicable CLIN numbers

(3) For each specific charge processed

a Credit card number charged b Cardholder name c Date charge processed d Amount

(4) Total of all charges processed

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SECTION H — SPECIAL CONTRACT REQUIREMENTS

H.1 Security Requirements — Contract Classification

The association of the Government with the Contractor is unclassified in accordance with the DD254. The maximum work to be performed is classified Secret Collateral. The maximum classification of reports is classified Secret Collateral. The maximum classification of hardware is classified Secret Collateral. This classified information shall be divulged only on a need to know basis, and then only to those who have been authorized in writing by the Contracting Officer. Correspondence originated by the Contractor and/or data to be submitted, the contents of which contain classified information shall be stamped by you with the appropriate classification in accordance with the DD254.

H.2 Past Performance Information — Referencing Agency Contracts

This Contract may be listed as a reference for past performance purposes in offers submitted to agencies and organizations within the Intelligence Community. The Contractor shall obtain Contracting Officer Approval prior to releasing any information about this Contract outside the Intelligence Community.

H.3 Compliance with the Constitution and Statutes of the United States

Nothing in this Contract shall be construed to authorize any activity in violation of the Constitution or Statutes of the United States.

H.4 Organizational Conflict of Interest

(a) If the Contractor is aware of any information bearing on any existing or potential organizational conflict of interest, it shall provide a disclosure statement which describes all relevant information concerning any past, present, or planned interests bearing on whether it (including its chief executives and directors, or any proposed consultant or subcontractor) may have an existing or potential organizational conflict of interest.

(b) Contractors should refer to FAR Subpart 9.5 for policies and procedures for avoiding, neutralizing, or mitigating organizational conflicts of interest.

(c) If the Contracting Officer determines that a conflict exists or may occur, the Contracting Officer shall advise the Contractor and take appropriate steps to avoid or otherwise resolve the conflict through the inclusion of a special agreement clause or other appropriate means. The terms of any special clause are subject to negotiation.

H.5 Intention to Use Consultants

(a) The Government intends to utilize the services of non-governmental engineering organizations in technical, advisory and consulting roles for overall technical and business review of the activities. Although the consultants shall not have the right of technical direction, they shall from time to time and on a frequent basis attend technical reviews, participate in technical interchange meetings, witness fabrication and assembly, and monitor

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testing within the Contractor and Subcontractor facilities. Such consultants will be involved in providing advice to the Government concerning viability of technical approaches, utilization of acceptable procedures, value and results of tests, and the like. The consultants will thus require access to program-related Contractor facilities and documentation. The Contractor agrees to allow such use and release of its proprietary data by those consultants for purposes directly related to this Contract. Those consultants are prohibited from using or releasing the Contractor’s proprietary data for any other purpose.

(b) Should the Contractor have any questions regarding the consultant’s requests, NGA agrees to facilitate the requests and minimize intrusiveness to the maximum extent possible.

H.6 552.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS

(a) As provided in 10 U.S.C. Section 425, no person may, except with the written permission of the Director, National Geospatial-Intelligence Agency, knowingly use the words “National Geospatial-Intelligence Agency” the initials “NGA” the seal of the National Geospatial Intelligence Agency, or any colorable imitation of such words, initials, or seal in connection with any merchandise, retail product, impersonation, solicitation, or commercial activity in a manner reasonably calculated to convey the impression that such use is approved, endorsed, or authorized by the Director, NGA.

(b) Whenever it appears to the U. S. Attorney General that any person is engaged or about to engage in an act or practice, which constitutes or will constitute conduct prohibited by paragraph (a), the Attorney General may initiate a civil proceeding in a district court of the United States to enjoin such act or practice. Such court shall proceed as soon as practicable to hearing and determination of such action and may, at any time before such final determination, enter such restraining orders or prohibitions, or take such other action as is warranted, to prevent injury to the United States, or to any person or class of persons for whose protection the action is brought.

H.7 FOREIGN AFFILIATES

U.S. Government collection requirements and tasking may be released to the Contractor’s foreign regional affiliates or partners for effecting collection only, unless expressly restricted in writing by NGA. If a term in the Contractor’s NOAA operating license conflicts with the terms and conditions of this contract, the terms and conditions of this NGA contract may be renegotiated.

H.8 SENSITIVE REQUIREMENTS AND PRODUCT HANDLING

NGA has the responsibility to identify its requirements as sensitive or non-sensitive. A sensitive requirement may be classified or unclassified and yet require transference to the Contractor via secure communications channels and receive special handling throughout the order fulfillment process. Once the requirement is received it shall be treated in such a way as to not identify the customer as NGA throughout the process, and not create any signatures external to the Contractor that would flag it as “sensitive” or “special.” After the required imagery has been collected and processed, it shall be

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delivered to the Contractor-maintained NGA Product Archive for access without restriction to NGA authorized users. If the sensitive imagery is requested for delivery on media, it shall be handled in such a manner that it is not intermingled with the shipment of NGA imagery resulting from conventional (non-sensitive) orders.

Metadata resulting from the collection of sensitive requirements shall not be publicly accessible from the Contractor’s public metadata catalog while imagery resulting from the collection of sensitive requirements shall not be publicly accessible. There shall be no visibility to the existence of the sensitive imagery or metadata by commercial customers, partners and regional distributors without the specific approval of the government. This is not intended to preclude the use of ground receiving stations controlled by the CDP. The tasking, receipt, and transfer of sensitive data shall not make use of Contractor’s regional affiliates and partners for handling the order and product without specific approval of the government. To control the period of non-visibility of the sensitive imagery, contractors shall provide NGA with limited exclusive rights to the products’ use. These rights will be of limited duration. Contractors shall provide options for successive six-month extension and indefinite non-visibility. Sensitive requirements shall be specified with the collection requirement. With the exception of images designated as having limited exclusive rights, contractors shall be authorized to publish in their catalog and offer for sale, any images collected, processed, licensed, and delivered to NGA and its customers and its partners.

H.9 LIMITATION OF LIABILITY

(a) THE GOVERNMENT’S MONETARY LIABILITY UNDER THIS CONTRACT AT ANY POINT IN TIME SHALL NOT EXCEED THE GOVERNMENT FUNDS OBLIGATED UNDER THIS CONTRACT MINUS THE GOVERNMENT FUNDS ALREADY PAID TO THE CONTRACTOR PURSUANT TO THIS CONTRACT.

(b) The total funding amount obligated and available for payment under this Contract is set forth in Section B. The total anticipated funding for the performance of this Contract is not presently available. It is anticipated that from time to time additional funds will become available and obligated under this Contract until the total funding is available and obligated. However, there is no guarantee that any additional Government funds other than is currently obligated under this Contract shall ever become available for the entire effort contemplated by this Contract.

(d) The provisions of this clause with respect to termination shall in no way be deemed to limit the rights of the Government under the Termination for Cause clause of this Contract.

(e) Nothing in this clause shall affect the right of the Government to terminate this contract pursuant to the Termination for Convenience clause of this Contract.

H.10 CONTRACTOR PERSONNEL

The Contractor agrees to assign only personnel who are citizens of the United States of America to work on the Government’s premises. Further, only such persons as have been authorized by the Contracting Officer or the Contracting Officer’s Technical Representative shall be assigned to this work. In this connection, for identification purposes, the Contractor will be required to submit the name, address, place and date of birth of all personnel who will

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work on the Government’s premises. All Foreign Nationals assigned to work on NextView shall be identified. Non-cleared personnel shall not be made aware of classified information. Issues regarding access to classified or sensitive information will be dealt with on a case-by-case basis. NGA is committed to facilitating the Contractor’s capability to utilize the skills of the best personnel available.

H.11 TERMINATION LIABILITY

The ceiling for Government liability for Cancellation costs (see clause 52.217-2) and Termination for Convenience costs shall be equivalent to the funds obligated on the contract minus the payments made under the contract as set forth in the Limitation of Liability clause.

H.12 Security Requirements

(a) The Contractor is obligated to comply with all relevant clauses and provisions incorporated into this Contract and with the “Contractor Secrecy and Security Contract”, Form 4177, and as referenced therein, the “National Industrial Security Program Operating Manual (NISPOM)” dated January 1995 and a special classified compartment area security manual referenced in the Contract as Addendum A, including any successor documents, revisions, or amendments to either or both documents when furnished to the Contractor and maintain a security program that meets the requirements of these documents.

(b) Security requirements are a material condition of this Contract. This Contract shall be subject to immediate termination for default when it has been determined by the Contracting Officer that a failure to fully comply with the security requirements of this Contract resulted from the willful misconduct or lack of good faith on the part of any one of the Contractor’s directors or officers, or on the part of any of the managers, superintendents, or equivalent representatives of the Contractor who have supervision or direction of:

(1) All or substantially all of the Contractor’s business, or

(2) All or substantially all of the Contractor’s operations at any one plant or separate location in which this Contract is being performed, or

(3) A separate and complete major industrial operation in connection with the performance of this Contract.

(c) When deficiencies in the Contractor’s security program are noted which do not warrant immediate default, the Contractor shall be provided a written notice of the deficiencies and be given a period of 90 days in which to take corrective action. If the Contractor fails to take the necessary corrective action, the Contracting Officer may terminate the whole or any part of this Contract for default. The Contractor shall maintain and administer, in accordance with all relevant clauses and provisions set forth or incorporated into this Contract and with a security program that meets the requirements of these documents.

(d) When it is deemed necessary to disclose classified information to a Subcontractor in order to accomplish the purposes of this Contract, the Contractor shall request permission of the Contracting Officer prior to such disclosure. The Contractor agrees to include in all subcontracts all appropriate security provisions pertaining to this Contract.

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(e) Classification Authority — Executive Order 12958 dated 20 April 1995, “Classified National Security Information,” and implementation directives, provides principles and procedures for the proper classification and declassification of material. These principles and procedures are applicable to classified documents or materials generated by the Contractor in performance of this Contract.

(f) Identification and Markings — The classification of documentation shall comply with the guidelines set forth in Executive Order 12958.

(g) Each classified document shall indicate which paragraphs or, other portions, including subjects and titles, are classified and which are unclassified. The symbol “(TS)” for Top Secret, “(S)” for Secret, “(C)” for Confidential, and “(U)” for Unclassified will be placed at the beginning of the text to which it applies. Non-text portions of a document, such as photographs, graphs, charts, and maps, will be marked in a readily discernible manner, as will their captions.

(h) Subjects and titles should be selected so as not to require classification. When a classified subject or title must be used, a short title or other unclassified identifier should be assigned to facilitate receipting and reference, if such an identifier (e.g., a report number or registry number) will not otherwise be assigned.

(i) Downgrading and Declassification — No classified document or material provided by the Government, or generated by the Contractor pursuant to the Contract, may be downgraded or declassified unless authorized in writing by the NGA Contracting Officer.

(j) References made to the clause entitled “Non-Publicity” — Violations of this clause constitute a major breach of Contract and the Contract may be terminated for default, without the requirement of a 10-day cure notice.

(k) The Contractor shall report all contacts described in the NISPOM section 3-Reporting Requirements as promptly as possible, but in no event later than two business days after receipt of such knowledge to the NGA Contracting Officer Representative (COR).

(l) If, subsequent to the date of this Contract, the security requirements under this Contract are changed by the Government, as provided in this clause, and the security costs or time required for delivery under this Contract are thereby increased or decreased, the Contract cost, delivery schedule, or both, and any other provision of this Contract which may be affected shall be subject to an equitable adjustment in accordance with the procedures in the Changes clause of this Contract.

H.13 Security Requirements — Clearances

The Contractor shall request clearances required to perform under this Contract. NGA will facilitate processing required clearances.

H.14 DISCLOSURE OF FOREIGN OWNERSHIP, CONTROL, OR INFLUENCE

(a) Definitions. As used in this provision:

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(1)	Effectively owned or controlled means that a foreign entity has the power, either directly or indirectly, whether exercised or exercisable, to control the election, appointment, or tenure of the offeror’s officers or a majority of the offeror’s board of directors by any means, e.g., ownership, contract, or operation of law (or equivalent power for unincorporated organizations).

(2)	Foreign entity includes the state and the government of any country (other than the United States and its possessions and trust territories); any political subdivision, agency, or instrumentality thereof; any foreign corporation or other business form; as well as any foreign individual.

(3)	Proscribed information means:

(i)	Top Secret information;

(ii)	Communications Security (COMSEC) information, except classified keys used to operate secure telephone units (STU-IIIs);

(iii)	Restricted Data as defined in the U.S. Atomic Energy Act of 1954, as amended;

(iv)	Special Access Program (SAP) information; or

(v)	Sensitive Compartmented Information (SCI).

(b) Disclosure. Offerors responding to this Request for Proposal (RFP) are advised that it is the Government’s intent to secure services or equipment from firms which are not under foreign ownership, control, or influence (FOCI) or where any FOCI may, in the opinion of the Government, adversely impact on security requirements. Accordingly, all offerors responding to this RFP are required to certify that no foreign ownership or controlling interest exists by submitting one of the following with their offer: SF 328 Certificate Pertaining to Foreign Interests; or FOCI Certification (below) that a current SF 328, submitted within the past five years, is on file with NGA (specify the RFP or contract number for which the form was submitted), and that the representations and certifications contained in that disclosure have not changed.

H.15 Security Requirements — Software Certification

(a) The Contractor certifies that it will undertake to ensure that any software to be provided or any Government Furnished Software to be returned, under this Contract will be provided or returned free from computer virus, which could damage, destroy, or maliciously alter software, firmware, or hardware, or which could reveal to unauthorized persons any data or other information accessed through or processed by the software.

(b) The Contractor shall immediately inform the Contracting Officer when it has a reasonable suspicion that any software provided or returned, to be provided or returned, or associated with the production may cause the harm described in paragraph (a) above.

(c) If the Contractor intends to include in the delivered software any computer code not essential to the contractual requirement, this shall be explained in full detail to the Contracting Officer and COR.

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(d) The Contractor acknowledges its duty to exercise reasonable care, to include the following, in the course of contract performance:

(1) Using on a regular basis current versions of commercially available anti-virus software to guard against computer viruses when introducing maintenance, diagnostic, or other software into computers; and

(2) Prohibiting the use of non-Contract related software on computers, especially from unknown or unreliable sources.

H.16 152.204-712 Personal Conduct

(a) The Contractor and its employees shall comply with conduct requirements in effect at the Government’s work site. The Government reserves the right to exclude or remove from the site any employee of the Contractor or of a subcontractor whom the Government reasonably deems careless, uncooperative, or whose continued employment on the work is deemed by the Government to be contrary to the public interest.

(b) The Contractor shall inform its employees that the Agency has a zero tolerance policy for harassing behavior and that it shall not be tolerated. Any Contractor employee who is found to be culpable in incidents of harassment shall be immediately escorted from the premises and denied further access. This policy creates a greater burden upon the conduct of Contractor employees. The Contractor shall emphasize this fact to its employees.

(c) Exclusion under the circumstances described in this clause shall not relieve the Contractor from full performance of the requirements of this Contract, nor will it provide the basis for any claims against the Government.

H.17 Incorporation of Section K, Representation Certifications, and Other Statements of Offeror

SECTION K dated June 15, 2004 is incorporated herein by reference and made a part of this Contract.

H.18 Reserved

H.19 Key Personnel

(a) The Contractor shall identify the key technical, management and administrative personnel to be assigned to work under this Contract:

Name	Title
Lee F. Demitry	Vice President Space Systems Engineering and
NextView Program Manager
Alex Fox	Deputy Program Manager and IPT
Tony Anzilotti	Finance Lead
Patricia Manghelli	Contracts Lead
John Spuria	Space & Launch Segment Development Manager
Richard Blumberg	Ground Segment Development Manager
Robert Ferraro	Satellite Operations Lead
Dennis Holdman	Imaging Operations Lead
Aaron Cole	Tasking & Collection Lead
Chuck Tremper Mike Schmidt	Imaging Processing Lead Product Dissemination & Distribution Lead

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(b) The personnel specified above are considered to be essential to the work performed hereunder. Prior to diverting any of the specified individuals to other programs, the Contractor shall provide advance notification of at least thirty (30) calendar days to the Contracting Officer and shall submit resumes of the proposed substitutes in sufficient detail to permit evaluation of the impact on the program. No diversion from the above procedure shall be made by the Contractor without the written consent of the Contracting Officer, provided that the Contracting Officer may ratify in writing such diversion and such ratification shall constitute the consent of the Contracting Officer required by this clause.

H.20 Reserved

H.21 NextView IMAGERY END USER LICENSE AGREEMENT

a. General Terms

1. This clause applies to all unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data licensed under this Contract. No other clauses related to intellectual property or data rights of any sort shall have any effect related to the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data delivered under this Contract.

2. All license rights for use of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data provided to the U.S. Government purchased under this NGA contract are in perpetuity.

3. Licensed users may generate an unlimited number of hardcopies and softcopies of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data for their use.

4. (i) Licensed users may generate any derived product from the licensed unprocessed sensor data; and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data.

     (ii) Unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data licensed under this NGA contract have no restrictions on use and distribution by Licensed Users, but shall contain the copyright markings.

b. Licensed Users

1. The imagery may be used by the U.S. Government (including, all branches, departments, agencies, and offices).

2. The U.S. Government may provide the imagery to the following organizations:

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State Governments
Local Governments
Foreign Governments and inter-governmental organizations
NGO’s and other non-profit organizations

3. In consideration for the flexibility afforded to the U.S. Government by allowing unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data to be shared, the United States Government shall use its reasonable best efforts to minimize the effects on commercial sales. Acquisition and dissemination of imagery and imagery products collected within the United States shall be restricted in accordance with law and regulation.

H.22 Warranty

The Contractor provides a limited warranty for 30 days that the Products delivered will be of the area of interest ordered and the media used to carry the Products will be free from physical or material defects. The Contractor’s sole liability shall be to replace the media if the media (not the software or data encoded thereon) is defective and NGA returns such to the Contractor within 30 days of delivery. WITH THE EXCEPTION OF THE PROCEEDING WARRANTY, AND IRRESPECTIVE OF ANY OTHER TERM IN THIS CONTRACT TO THE CONTRACT, THE PRODUCTS ARE PROVIDED WITHOUT WARRANTY OF ANY KIND, AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE DISCLAIMED. THE CONTRACTOR DOES NOT WARRANT THAT THE PRODUCTS WILL MEET NGA’S NEEDS OR EXPECTATIONS, OR THAT OPERATIONS OF THE PRODUCTS WILL BE ERROR FREE OR UNINTERRUPTED. NO INFORMATION PROVIDED BY THE CONTRACTOR OR ITS AGENTS, EMPLOYEES, OR ITS RESELLERS OR DISTRIBUTORS SHALL CREATE A WARRANTY, OR IN ANY WAY INCREASE THE SCOPE OF THIS LIMITED WARRANTY, AND NGA IS NOT ENTITLED TO RELY ON ANY SUCH INFORMATION. Nothing in this clause impacts the Government’s rights under the inspection and acceptance clauses of this contract.

H.23 Government Property.

(a) The Government shall deliver to the Contractor, at the time and locations stated in this Agreement, the Government-furnished property in “as is” condition described in the Schedule or specifications.

(b) Title to Government-furnished property shall remain in the Government. The Contractor shall use the Government-furnished property only in connection with the performance of work under this Agreement. The Contractor shall maintain adequate property control records in accordance with sound industrial practice and will make such records available for Government inspection at all reasonable times.

(c) Upon delivery of Government-furnished property to the Contractor, the Contractor assumes the risk and responsibility for its loss or damage, except-

(1) For reasonable wear and tear;

(2) To the extent property is consumed in performing this Agreement; or

(3) As otherwise provided for by the provisions of this Agreement.

(d) Upon completing this Agreement, the Contractor shall follow the instructions of the Agreements Officer regarding the disposition of all Government-furnished property not consumed in performing this Agreement or previously delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property, as may be directed or authorized by the Agreements Officer. The net proceeds of any such disposal shall be credited to the Agreement price or shall be paid to the Government as directed by the Agreements Officer.

(e) If this contract is to be performed outside the Untied States and its

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outlying areas, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.

H.24 Non-Publicity

The Contractor shall not use or allow to be used any aspect of this solicitation and/or contract for publicity, advertisement purposes, or as a reference for new business. This shall include, but is not limited to, the use of the terms “ISSA” or “ISA” or any other sponsor specific terms in any public employment advertisements. It is further understood that this obligation shall not expire upon completion or termination of this contract, but will continue indefinitely. The Contractor may request a waiver or release from the foregoing, but shall not deviate there from unless authorized to do so in writing by the Contracting Officer. Contractors are not required to obtain waivers when informing offices within this Agency of contracts it has performed or is in the process of performing provided there are no security restrictions. Contractors may include the requirement for security clearances up to the TS/SCI level in public employment advertisements.

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SECTION I - CONTRACT CLAUSES

Contract Terms and Conditions — Commercial Items (Oct. 2003)

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights — (1) Within a reasonable time after the defect was discovered or should have been discovered; and (2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C. 3727). However, when a third party makes payment (e.g., use of the Government wide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c) RESERVED.

(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) Invoice.

(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include —

(i) Name and address of the Contractor;

(ii) Invoice date and number;

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(iii) Contract number, contract line item number and, if applicable, the order number;

(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi) Terms of any discount for prompt payment offered;

(vii) Name and address of official to whom payment is to be sent;

(viii) Name, title, and phone number of person to notify in event of defective invoice; and

(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.

(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration), or applicable agency procedures.

(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h) Patent indemnity. Not applicable – the Government is not granting the Contractor authorization or consent to infringe patents or copyrights.

(i) Payment.

(1) Items accepted. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.

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(2) Prompt Payment. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR Part 1315.

(3) Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.

(4) Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date, which appears on the payment check, or the specified payment date if an electronic funds transfer payment is made.

(5) Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall immediately notify the Contracting Officer and request instructions for disposition of the overpayment.

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred, which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for

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any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession. This provision does not apply to items licensed under this contract.

(o) Limitation of Contractor’s liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(p) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(q) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

(r) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1) The schedule of supplies/services.

(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract, including any license agreements for computer software.

(5) Solicitation provisions if this is a solicitation.

(6) Other paragraphs of this clause.

(7) The Standard Form 1449.

(8) Other documents, exhibits, and attachments.

(9) The specification.

(s) Central Contractor Registration (CCR).

(1) Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s

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reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(2)(i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to:

(A) Change the name in the CCR database;

(B) Comply with the requirements of Subpart 42.12 of the FAR;

(C) Agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or fails to perform the agreement at paragraph (t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.

(6) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see FAR Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.

(7) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the Internet at http://www.ccr.gov or by calling 1-888-227-2423, or 269-961-5757.

Contract Terms and Conditions Required to Implement Statutes or Executive
Orders—Commercial Items (Oct. 2003)

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(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clause, which is incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items: 52.233-3, Protest after Award (AUG 1996) (31 U.S.C. 3553).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: [Contracting Officer check as appropriate.]

X (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (JUL 1995), with Alternate I (OCT 1995) (41 U.S.C. 253g and 10 U.S.C. 2402). __ (2) 52.219-3, Notice of Total HUBZone Set-Aside (JAN 1999) (15 U.S.C. 657a).

__ (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JAN 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

__ (4)(i) 52.219-5, Very Small Business Set-Aside (JUNE 2003) (Pub.L. 103- 403, section 304, Small Business Reauthorization and Amendments Act of 1994).

__ (ii) Alternate I (MAR 1999) of 52.219-5.

__ (iii) Alternate II (JUNE 2003) of 52.219-5.

__ (5)(i) 52.219-6, Notice of Total Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).

__ (ii) Alternate I (OCT 1995) of 52.219-6.

__ (6)(i) 52.219-7, Notice of Partial Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).

__ (ii) Alternate I (OCT 1995) of 52.219-7.

X(7) 52.219-8, Utilization of Small Business Concerns (OCT 2000) (15 U.S.C. 637(d)(2) and (3)).

__ (8)(i) 52.219-9, Small Business Subcontracting Plan (JAN 2002) (15 U.S.C. 637(d)(4)).

__ (ii) Alternate I (OCT 2001) of 52.219-9.

__ (iii) Alternate II (OCT 2001) of 52.219-9.

__ (9) 52.219-14, Limitations on Subcontracting (DEC 1996) (15 U.S.C. 637(a)(14)).

__ (10)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (JUNE 2003) (Pub.L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).

__ (ii) Alternate I (JUNE 2003) of 52.219-23.

__ (11) 52.219-25, Small Disadvantaged Business Participation Program— Disadvantaged Status and Reporting (OCT 1999) (Pub.L. 103-355, section 7102, and 10 U.S.C. 2323).

__ (12) 52.219-26, Small Disadvantaged Business Participation Program— Incentive Subcontracting (OCT 2000) (Pub.L. 103-355, section 7102, and 10 U.S.C. 2323).

X(13) 52.222-3, Convict Labor (JUNE 2003) (E.O. 11755).

X(14) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (SEP 2002) (E.O. 13126).

__(15) 52.222-21, Prohibition of Segregated Facilities (FEB 1999).

X(16) 52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).

X(17) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212).

X(18) 52.222-36, Affirmative Action for Workers with Disabilities (JUN

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1998) (29 U.S.C. 793).

X(19) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212).

__ (20)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (AUG 2000) (42 U.S.C. 6962(c)(3)(A)(ii)).

__ (ii) Alternate I (AUG 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).

__ (21) 52.225-1, Buy American Act—Supplies (JUNE 2003) (41 U.S.C. 10a- 10d).

__ (22)(i) 52.225-3, Buy American Act—North American Free Trade Agreement— Israeli Trade Act (JUNE 2003) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note).

__ (ii) Alternate I (MAY 2002) of 52.225-3.

__ (iii) Alternate II (MAY 2002) of 52.225-3.

X(23) 52.225-5, Trade Agreements (Oct 2003) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

X(24) 52.225-13, Restrictions on Certain Foreign Purchases (Oct. 2003) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

__ (25) 52.225-15, Sanctioned European Union Country End Products (FEB 2000) (E.O. 12849).

__ (26) 52.225-16, Sanctioned European Union Country Services (FEB 2000) (E.O. 12849).

__ (27) 52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

__ (28) 52.232-30, Installment Payments for Commercial Items (OCT 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).

X(29) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (OCT 2003) (31 U.S.C. 3332).

__ (30) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (MAY 1999) (31 U.S.C. 3332).

__ (31) 52.232-36, Payment by Third Party (MAY 1999) (31 U.S.C. 3332).

__ (32) 52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a).

__ (33)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631).

__ (ii) Alternate I (APR 1984) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: [Contracting Officer check as appropriate.]

__ (1) 52.222-41, Service Contract Act of 1965, as Amended (MAY 1989) (41 U.S.C. 351, et seq.).

__ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

__ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

__ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (February 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).

__ (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreements (CBA) (May 1989) (41 U.S.C. 351, et seq.).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to

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examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.219-8, Utilization of Small Business Concerns (October 2000) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(ii) 52.222-26, Equal Opportunity (April 2002) (E.O. 11246).

(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (December 2001) (38 U.S.C. 4212).

(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).

(v) 52.222-41, Service Contract Act of 1965, as Amended (May 1989), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.).

(vi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (April 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the Contractor may include in its subcontracts for commercial items a miNGAl number of additional clauses necessary to satisfy its contractual obligations.

52.243-1 Changes—Fixed Price (Aug 1987)

52.211-15 Defense Priority and Allocation Requirements (Sep 1990) Audits and Records - Negotiation

52.215-21 Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data – Modifications (Oct 1997)

a) As used in this clause, records includes books, documents, accounting procedures and practices, and other data, regardless of type and regardless of whether such items are in written form, in the form of computer data, or in any other form.

(b) Examination of costs. If this is a cost-reimbursement, incentive, time-

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and-materials, labor-hour, or price redeterminable contract, or any combination of these, the Contractor shall maintain and the Contracting Officer, or an authorized representative of the Contracting Officer, shall have the right to examine and audit all records and other evidence sufficient to reflect properly all costs claimed to have been incurred or anticipated to be incurred directly or indirectly in performance of this contract. This right of examination shall include inspection at all reasonable times of the Contractor’s plants, or parts of them, engaged in performing the contract.

(c) Cost or pricing data. If the Contractor has been required to submit cost or pricing data in connection with any pricing action relating to this contract, the Contracting Officer, or an authorized representative of the Contracting Officer, in order to evaluate the accuracy, completeness, and currency of the cost or pricing data, shall have the right to examine and audit all of the Contractor’s records, including computations and projections, directly related to—

(1) The proposal for the modification;

(2) The discussions conducted on the proposal(s), including those related to negotiating;

(3) Pricing of the modification; or

(4) Performance of the modification.

(d) Comptroller General.

(1) The Comptroller General of the United States, or an authorized representative, shall have access to and the right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract or a subcontract hereunder.

(2) This paragraph may not be construed to require the Contractor or subcontractor to create or maintain any record that the Contractor or subcontractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e) Reports. If the Contractor is required to furnish cost, funding, or performance reports, the Contracting Officer or an authorized representative of the Contracting Officer shall have the right to examine and audit the supporting records and materials, for the purpose of evaluating

(1) the effectiveness of the Contractor’s policies and procedures to produce data compatible with the objectives of these reports and

(2) the data reported.

(f) Availability. The Contractor shall make available at its office at all reasonable times the records, materials, and other evidence described in paragraphs (a), (b), (c), (d), and (e) of this clause, for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in Subpart 4.7, Contractor Records Retention, of the Federal Acquisition Regulation (FAR), or for any longer period required by statute or by other clauses of this contract. In addition—

(1) If this contract is completely or partially terminated, the Contractor shall make available the records relating to the work terminated until 3 years after any resulting final termination settlement; and

(2) The Contractor shall make available records relating to appeals under the Disputes clause or to litigation or the settlement of claims arising under or relating to this contract until such appeals, litigation, or claims are finally resolved.

(g) The Contractor shall insert a clause containing all the terms of this clause, including this paragraph (a), in all subcontracts under this contract that exceed the simplified acquisition threshold and—

(1) That are cost-reimbursement, incentive, time-and-materials, labor-hour, or price-redeterminable type or any combination of these;

(2) For which cost or pricing data are required; or

(3) That require the subcontractor to furnish reports as discussed in

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paragraph (e) of this clause.

52.217-2 Cancellation Under Multi-Year Contracts (OCT 1997)(Modified)

(1)	“Cancellation,” as used in this clause, means that the Government is canceling its requirements for all supplies or services in program years subsequent to that in which notice of cancellation is provided.

(a)	Except for cancellation under this clause or termination under the Default clause, any reduction by the Contracting Officer in the requirements of this contract shall be considered a termination under the Termination for Convenience of the Government clause.

(b)	The ceiling for Government liability for cancellation costs and termination for convenience costs shall be equivalent to the funds obligated on the Contract at the time of termination minus the payments made under the Contract.

(c)	The cancellation charge shall be computed and the claim submitted as if the claim were being made under the Termination for Convenience of the Government clause of this contract. The Contractor shall submit the claim promptly but no later than 1 year from the date — (1) Of notification of the nonavailability of funds; or (2) Specified in the Schedule by which notification of the availability of additional funds for the next succeeding program year is required to be issued, whichever is earlier, unless extensions in writing are granted by the Contracting Officer.

(d)	The Contractor’s claim may include —

(e)	(1) Reasonable nonrecurring costs (see Subpart 15.4 of the Federal Acquisition Regulation) which are applicable to and normally would have been amortized in all supplies or services which are multi-year requirements;

(2) Allocable portions of the costs of facilities acquired or established for the conduct of the work, to the extent that it is impracticable for the Contractor to use the facilities in its commercial work, and if the costs are not charged to the contract through overhead or otherwise depreciated;

(3) Costs incurred for the assembly, training, and transportation to and from the job site of a specialized work force; and

(4) Costs not amortized solely because the cancellation had precluded anticipated benefits of Contractor or subcontractor learning.

(f)	The claim shall not include —

(1) Labor, material, or other expenses incurred by the Contractor or subcontractors for performance of the canceled work;

(2) Any cost already paid to the Contractor;

(3) Anticipated profit or unearned fee on the canceled work; or

(4) For service contracts, the remaining useful commercial life of facilities. “Useful commercial life” means the commercial utility of the facilities rather than their physical life with due

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consideration given to such factors as location of facilities, their specialized nature, and obsolescence.

(g) In no case shall no case shall government cost accounting standards be applicable to this clause or Contract. In the event that the clause refers to cost accounting standard, the parties will substitute GAAP.

52.217-9 Option to Extend the Term of the Contract. MAR 2000

(a)	The Government may extend the term of this contract by written notice to the Contractor during the Pre-FOC phase and or the Post-FOC phase.

(b)	If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c)	The total duration of this contract, including the exercise of any options under this clause, shall not exceed 6 years.

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SECTION J - LIST OF ATTACHMENTS

Attachment	Description
1	NextView Statement of Work (SOW) dated 27 September 2004

2	Government Furnished Property

3	DD254, Contract Security Classification Specification

4	List of Data Delivered with Government Purpose Rights

5	List of Data with Limited Rights

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SECTION J - LIST OF ATTACHMENTS
Pre-FOC Agreements # HM1573-04-3-0001/Post-FOC Contract # HM1573-04-C-0014

Attachment	Description

1	NextView Statement of Work (SOW) dated 12 November 2004

2	Government Furnished Property

3	DD254, Contract Security Classification Specification

4	List of Data Delivered with Government Purpose Rights

5	List of Data with Limited Rights

ATTACHMENT 1
STATEMENT OF WORK

NextView-ORBIMAGE

Volume 8.0_ Revised Version 6

Statement of Work

For:	By:
National Geospatial-Intelligence Agency	ORBIMAGE Inc.
4600 Sangamore Road	21700 Atlantic Boulevard
Bethesda, MD 20816-5003	Dulles, VA 20166

12 November 2004

In Response to:
Contract # HM1573-04-3-0001

Restrictions on Use, Publication, or Disclosure of Proprietary
Information

This document contains information proprietary to ORBIMAGE Inc. or to third parties to which ORBIMAGE Inc. may have a legal obligation to protect such information from unauthorized disclosure, use or duplication. Any disclosure, use or duplication of this document or of any of the information contained herein for other than the specific purpose for which it was disclosed is expressly prohibited, except as ORBIMAGE Inc. may otherwise agree to in writing.

WARNING: The export of technical data without approval from the U.S. Department of State is prohibited by the Arms Export Control Act, Title 22, U.S.C., Sec. 2751, et seq. and the International Traffic in Arms

Regulations (ITAR), 22 C.F.R. Sec 120, et seq. Violations of these laws and regulations carry severe criminal penalties.

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[Note: 48 pages have been omitted.]

ATTACHMENT 2
GOVERNMENT FURNISHED PROPERTY

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Attachment 2 – Government Furnished Property List

The following items shall be furnished by the Government for the performance of the subject legal instrument.

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ATTACHMENT 3
DD254, CONTRACT SECURITY CLASSIFICATION SPECIFICATION

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ATTACHMENT 4
LIST OF DATA DELIVERED WITH GOVERNMENT PURPOSE RIGHTS

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ATTACHMENT 5
LIST OF DATA DELIVERED WITH LIMITED PURPOSE RIGHTS

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